                                                                 Exhibit m(4)(n)
                                AMENDMENT NO. 13
                           TO THE AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN

                                (CLASS R SHARES)

      The Amended and Restated Master Distribution Plan (the "Plan"), dated as of August 18, 2003, pursuant to Rule 12b-1, is hereby amended, effective April 10, 2006, as follows:

      WHEREAS, the parties desire to amend the Plan to reflect the removal of AIM Mid Cap Growth Fund, AIM Premier Equity Fund and AIM Small Company Growth;

      NOW THEREFORE, Schedule A to the Plan is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                                       TO
                            THE AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN
                                (CLASS R SHARES)

                         (DISTRIBUTION AND SERVICE FEES)

      The Fund shall pay the Distributor as full compensation for all services rendered and all facilities furnished under the Distribution Plan for the Class R Shares of each Portfolio designated below, a Distribution Fee and a Service Fee determined by applying the annual rate set forth below as to the Class R Shares of each Portfolio to the average daily net assets of the Class R Shares of the Portfolio for the plan year. Average daily net assets shall be computed in a manner used for the determination of the offering price of the Class R Shares of the Portfolio.

                                                                             MINIMUM
                                                                              ASSET
          AIM EQUITY FUNDS                                                    BASED            MAXIMUM             MAXIMUM
          ----------------                                                    SALES            SERVICE            AGGREGATE
                                                                             CHARGE              FEE                 FEE
          PORTFOLIO - CLASS R SHARES                                         ------              ---                 ---
          AIM Capital Development Fund                                        0.25%             0.25%              0.50%
          AIM Charter Fund                                                    0.25%             0.25%              0.50%
          AIM Constellation Fund                                              0.25%             0.25%              0.50%
          AIM Diversified Dividend Fund                                       0.25%             0.25%              0.50%
          AIM Large Cap Basic Value Fund                                      0.25%             0.25%              0.50%
          AIM Large Cap Growth Fund                                           0.25%             0.25%              0.50%

                                                                             MINIMUM
                                                                              ASSET
          AIM FUNDS GROUP                                                     BASED            MAXIMUM             MAXIMUM
          ---------------                                                     SALES            SERVICE            AGGREGATE
                                                                             CHARGE              FEE                 FEE
          PORTFOLIO - CLASS R SHARES                                         ------              ---                 ---
          AIM Basic Balanced Fund                                             0.25%            0.25%                0.50%
          AIM Mid Cap Basic Value Fund                                        0.25%             0.25%               0.50%
          AIM Small Cap Equity Fund                                           0.25%             0.25%               0.50%

                                                                             MINIMUM
                                                                              ASSET
          AIM GROWTH SERIES                                                   BASED            MAXIMUM             MAXIMUM
          -----------------                                                   SALES            SERVICE            AGGREGATE
                                                                             CHARGE              FEE                 FEE
          PORTFOLIO - CLASS R SHARES                                         ------              ---                 ---
          AIM Basic Value Fund                                                0.25%             0.25%              0.50%
          AIM Conservative Allocation Fund                                    0.25%             0.25%              0.50%
          AIM Global Equity Fund                                              0.25%             0.25%              0.50%
          AIM Growth Allocation Fund                                          0.25%             0.25%              0.50%
          AIM Income Allocation Fund                                          0.25%             0.25%              0.50%
          AIM International Allocation Fund                                   0.25%             0.25%              0.50%
          AIM Mid Cap Core Equity Fund                                        0.25%             0.25%              0.50%
          AIM Moderate Allocation Fund                                        0.25%             0.25%              0.50%
          AIM Moderate Growth Allocation Fund                                 0.25%             0.25%              0.50%
          AIM Moderately Conservative Allocation Fund                         0.25%             0.25%              0.50%
          AIM Small Cap Growth Fund                                           0.25%             0.25%              0.50%

                                                                             MINIMUM
                                                                              ASSET
          AIM INTERNATIONAL MUTUAL FUNDS                                      BASED            MAXIMUM             MAXIMUM
          ------------------------------                                      SALES            SERVICE            AGGREGATE
                                                                             CHARGE              FEE                 FEE
          PORTFOLIO - CLASS R SHARES                                         ------              ---                 ---
          AIM European Growth Fund                                            0.25%             0.25%               0.50%
          AIM International Core Equity Fund                                  0.25%             0.25%               0.50%
          AIM International Growth Fund                                       0.25%             0.25%               0.50%

                                                                             MINIMUM
                                                                              ASSET
          AIM INVESTMENT FUNDS                                                BASED            MAXIMUM             MAXIMUM
          --------------------                                                SALES            SERVICE            AGGREGATE
                                                                             CHARGE              FEE                 FEE
          PORTFOLIO - CLASS R SHARES                                         ------              ---                 ---
          AIM Enhanced Short Bond Fund                                        0.25%             0.25%               0.50%
          AIM Trimark Endeavor Fund                                           0.25%             0.25%               0.50%
          AIM Trimark Fund                                                    0.25%             0.25%               0.50%
          AIM Trimark Small Companies Fund                                    0.25%             0.25%               0.50%

                                                                             MINIMUM
                                                                              ASSET
          AIM INVESTMENT SECURITIES FUNDS                                     BASED            MAXIMUM             MAXIMUM
          -------------------------------                                     SALES            SERVICE            AGGREGATE
                                                                             CHARGE              FEE                 FEE
          PORTFOLIO - CLASS R SHARES                                         ------              ---                 ---
          AIM Global Real Estate Fund                                         0.25%             0.25%               0.50%
          AIM Income Fund                                                     0.25%             0.25%               0.50%
          AIM Intermediate Government Fund                                    0.25%             0.25%               0.50%
          AIM Money Market Fund                                               0.25%             0.25%               0.50%
          AIM Real Estate Fund                                                0.25%             0.25%               0.50%
          AIM Short Term Bond Fund                                            0.25%             0.25%               0.50%
          AIM Total Return Bond Fund                                          0.25%             0.25%               0.50%

                                                                             MINIMUM
                                                                              ASSET
          AIM COUNSELOR SERIES TRUST                                          BASED            MAXIMUM             MAXIMUM
          --------------------------                                          SALES            SERVICE            AGGREGATE
                                                                             CHARGE              FEE                 FEE
          PORTFOLIO - CLASS R SHARES                                         ------              ---                 ---
          AIM Structured Core Fund                                            0.25%             0.25%               0.50%
          AIM Structured Growth Fund                                          0.25%             0.25%               0.50%
          AIM Structured Value Fund                                           0.25%             0.25%               0.50%


                                                                             MINIMUM
                                                                              ASSET
          AIM SECTOR FUNDS                                                    BASED            MAXIMUM             MAXIMUM
          ----------------                                                    SALES            SERVICE            AGGREGATE
                                                                             CHARGE              FEE                 FEE
          PORTFOLIO - CLASS R SHARES                                         ------              ---                 ---
          AIM Leisure Fund                                                    0.25%             0.25%               0.50%


                                                                             MINIMUM
                                                                              ASSET
          AIM STOCK FUNDS                                                     BASED            MAXIMUM             MAXIMUM
          ---------------                                                     SALES            SERVICE            AGGREGATE
                                                                             CHARGE              FEE                 FEE
          PORTFOLIO - CLASS R SHARES                                         ------              ---                 ---


          AIM Dynamics Fund                                                   0.25%             0.25%              0.50%"



All other terms and provisions of the Plan not amended herein shall remain in full force and effect.

Dated:  April 10, 2006


                                       3